SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 16, 2008
(Date of earliest event report)
WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

SIGNATURES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On September 16, 2008 Dan Fulton, President and Chief Executive Officer and Patty Bedient, Executive Vice President and Chief Financial Officer of Weyerhaeuser Company participated in the UBS Global Paper and Forest Products Conference. The script of Mr. Fulton’s presentation is furnished as Exhibits 99.1 and the script of Ms. Bedient’s presentation is furnished as Exhibit 99.2 to this report. A copy of the presentation slides are furnished as Exhibit 99.3 to this report. These exhibits and a webcast of the presentations are available on the Company’s website.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)	The following items are filed as exhibits to this report:

Exhibit 99.1 — UBS Global Paper and Forest Products Conference script of Dan Fulton dated September 16, 2008

Exhibit 99.2 — UBS Global Paper and Forest Products Conference script of Patty Bedient dated September 16, 2008

Exhibit 99.3 — UBS Global Paper and Forest Products Conference presentation slides dated September 16, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY
By	/s/ Jeanne Hillman
Its: Vice President and
Chief Accounting Officer

Date: September 17, 2008